EXXON MOBIL CORPORATION				EXHIBIT 99.2

4Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 4)

Earnings, $M	4Q17	3Q17	2Q17	1Q17	4Q16
Upstream
United States	7,061	(238)	(183)	(18)	(2,328)
Non-U.S.	1,291	1,805	1,367	2,270	1,686
Total	8,352	1,567	1,184	2,252	(642)
Downstream
United States	918	391	347	292	270
Non-U.S.	646	1,141	1,038	824	971
Total	1,564	1,532	1,385	1,116	1,241
Chemical
United States	777	403	481	529	352
Non-U.S.	493	689	504	642	520
Total	1,270	1,092	985	1,171	872

Corporate and financing	(2,806)	(221)	(204)	(529)	209
Net income attributable to ExxonMobil (U.S. GAAP)	8,380	3,970	3,350	4,010	1,680

Earnings per common share (U.S. GAAP)	1.97	0.93	0.78	0.95	0.41
Earnings per common share
- assuming dilution (U.S. GAAP)	1.97	0.93	0.78	0.95	0.41

Exploration expenses, including dry holes	703	284	514	289	340

Capital and Exploration Expenditures, $M
Upstream
United States	1,158	1,098	756	704	817
Non-U.S.	6,457	2,077	2,030	2,415	2,755
Total	7,615	3,175	2,786	3,119	3,572
Downstream
United States	264	181	173	205	231
Non-U.S.	518	430	413	340	472
Total	782	611	586	545	703
Chemical
United States	389	392	414	388	405
Non-U.S.	167	1,791	121	109	125
Total	556	2,183	535	497	530
Other	46	18	18	8	24

Total Capital and Exploration Expenditures	8,999	5,987	3,925	4,169	4,829

Effective Income Tax Rate, %	-139%	33%	31%	38%	-92%

Common Shares Outstanding, millions
At quarter end	4,239	4,237	4,237	4,237	4,148
Average - assuming dilution	4,270	4,271	4,271	4,223	4,176

Total Cash and Cash Equivalents, $B	3.2	4.3	4.0	4.9	3.7

Total Debt, $B	42.3	40.6	41.9	43.6	42.8

Cash Flow from Operations and Asset Sales, $B
Net cash provided by operating activities	7.4	7.5	6.9	8.3	7.4
Proceeds associated with asset sales	1.4	0.9	0.2	0.6	2.1
Cash flow from operations and asset sales	8.8	8.4	7.1	8.9	9.5

EXXON MOBIL CORPORATION

4Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 4)

Net production of crude oil, natural gas	4Q17	3Q17	2Q17	1Q17	4Q16
liquids, bitumen and synthetic oil, kbd
United States	525	500	520	513	496
Canada / Other Americas	426	423	374	421	453
Europe	155	172	195	205	208
Africa	403	441	417	433	449
Asia	690	683	710	711	726
Australia / Oceania	52	61	53	50	52
Total liquids production	2,251	2,280	2,269	2,333	2,384

Natural gas production available for sale, mcfd
United States	2,753	2,899	3,083	3,011	2,997
Canada / Other Americas	240	216	203	218	222
Europe	2,266	1,326	1,442	2,768	2,518
Africa	6	6	4	5	7
Asia	3,855	3,646	3,867	3,807	3,698
Australia / Oceania	1,321	1,492	1,321	1,099	982
Total natural gas production available for sale	10,441	9,585	9,920	10,908	10,424

Total worldwide liquids and gas production, koebd	3,991	3,878	3,922	4,151	4,121

Refinery throughput, kbd
United States	1,379	1,435	1,601	1,621	1,604
Canada	391	385	358	397	401
Europe	1,509	1,555	1,521	1,453	1,460
Asia Pacific	728	715	664	652	706
Other Non-U.S.	200	197	201	201	200
Total refinery throughput	4,207	4,287	4,345	4,324	4,371

Petroleum product sales, kbd
United States	2,209	2,209	2,187	2,155	2,227
Canada	501	508	494	494	499
Europe	1,589	1,608	1,653	1,536	1,535
Asia Pacific	819	746	755	708	719
Other Non-U.S.	506	471	469	502	526
Total petroleum product sales	5,624	5,542	5,558	5,395	5,506

Gasolines, naphthas	2,353	2,266	2,265	2,163	2,304
Heating oils, kerosene, diesel	1,878	1,836	1,850	1,833	1,826
Aviation fuels	393	380	383	370	387
Heavy fuels	370	372	367	380	368
Specialty products	630	688	693	649	621
Total petroleum product sales	5,624	5,542	5,558	5,395	5,506

Chemical prime product sales, kt
United States	2,399	2,294	2,334	2,280	2,409
Non-U.S.	4,383	4,152	3,786	3,792	3,900
Total chemical prime product sales	6,782	6,446	6,120	6,072	6,309

EXXON MOBIL CORPORATION

4Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 4)

Earnings Factor Analysis, $M	4Q17 vs. 4Q16	4Q17 vs. 3Q17	2017 vs. 2016
Upstream
Prior Period	-642	1,567	196
Realization	1,200	930	5,310
Volume / Mix	-110	70	-440
Other	7,900	5,790	8,290
Current Period	8,352	8,352	13,355
Downstream
Prior Period	1,241	1,532	4,201
Margin	250	-540	1,470
Volume / Mix	-190	-10	-30
Other	260	580	-40
Current Period	1,564	1,564	5,597
Chemical
Prior Period	872	1,092	4,615
Margin	-30	-30	-260
Volume / Mix	100	30	100
Other	330	180	60
Current Period	1,270	1,270	4,518

Upstream Volume Factor Analysis, koebd
Prior Period	4,121	3,878	4,053
Entitlements - Net Interest	-	-	-
Entitlements - Price / Spend / Other	-44	36	-62
Quotas	-	-	-
Divestments	-43	-30	-15
Growth / Other	-43	107	9
Current Period	3,991	3,991	3,985

Sources and Uses of Funds, $B	4Q17
Beginning Cash	4.3
Earnings	8.4
Depreciation	5.8
Working Capital / Other	-6.8
Proceeds Associated with Asset Sales	1.4
PP&E Adds / Investments and Advances [1]	-7.9
Shareholder Distributions	-3.3
Debt / Other Financing	1.3
Ending Cash	3.2

1 PP&E Adds / Investments and Advances includes PP&E adds of ($4.5B) and net advances of ($3.4B).

EXXON MOBIL CORPORATION

4Q17 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 4)

Average Realization Data	4Q17	3Q17	2Q17	1Q17	4Q16
United States
ExxonMobil
Crude ($/b)	54.12	44.75	43.58	45.93	43.38
Natural Gas ($/kcf)	2.70	2.82	2.96	2.83	2.69

Benchmarks
WTI ($/b)	55.35	48.16	48.24	51.83	49.18
ANS-WC ($/b)	61.42	52.01	50.75	53.93	50.01
Henry Hub ($/mbtu)	2.93	2.99	3.19	3.32	2.98

Non-U.S.
ExxonMobil
Crude ($/b)	55.55	47.45	44.48	47.87	44.82
Natural Gas ($/kcf)	5.77	5.26	5.26	5.57	4.97
European NG ($/kcf)	6.04	5.21	5.18	5.55	4.97

Benchmarks
Brent ($/b)	61.39	52.08	49.83	53.78	49.46

The above numbers reflect ExxonMobil’s current estimate of volumes and realizations given data available as of the end of the fourth quarter of 2017.  Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators.  ExxonMobil management assumes no duty to update these estimates.